Exhibit 10.19

STOCK PURCHASE AGREEMENT

ASTERIAS BIOTHERAPEUTICS, INC.

READ THIS AGREEMENT CAREFULLY BEFORE YOU INVEST

The shares of Series B Common Stock, par value $0.0001 per shares (“Shares”), have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered for sale, sold, transferred, pledged or hypothecated to any person in the absence of an effective registration statement covering such Shares (or an exemption from such registration) and an opinion of counsel satisfactory to Asterias Biotherapeutics, Inc. to the effect that such transfer or exercise complies with applicable securities laws.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is entered into by Pedro Lichtinger (“Purchaser”) and Asterias Biotherapeutics, Inc., a Delaware corporation (the “Company).

1.                    Purchase and Sale of Shares.

(a)                Purchaser hereby irrevocably agree to purchase, and the Company agrees to sell to Purchaser, Two Hundred Thousand (200,000) shares of Company Series B Common Stock, par value $0,0001 per share (“Shares”), at the price of $2.34 per Share.

(b)                This Agreement will become an irrevocable obligation of Purchaser to purchase the number of Shares specified in paragraph (a) of this Section 1, at the price of $2.34 per Share, when a copy of this Agreement, signed by Purchaser, is countersigned by the Company.  Purchaser shall pay the purchase price of the Shares by check for good funds payable to the order of the Company or by wire transfer to such account of the Company as the Company may specify.  If this Agreement is rejected or not accepted for any reason by the Company, all sums paid by the Purchaser will be promptly returned, without interest or deduction.

2.                    Investment Representations.  Purchaser represents and warrants to the Company that:

(a)                Purchaser has made such investigation of the Company as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) the Shares.  In making such investigation, Purchaser has had access to such financial and other information concerning the Company as Purchaser requested.  Purchaser acknowledges and understands that the Company is an early stage venture with only a limited history of operations, and has received only limited capital.  Purchaser acknowledges receipt of, or has access to:  (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the three months ended March 31, 2014, and each Current Report on Form 8-K filed by the Company under the Securities and Exchange Act of 1934, as amended the “Exchange Act”), since January 1, 2014; (ii) a copy of the Amended and Restated Certificate of Incorporation and Bylaws of the Company; (iii) copies of such minutes of the proceedings of the Board of Directors of the Company as Purchaser may have requested from the Company.  Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of the Company concerning the Company, and to obtain such additional information concerning the Company as may have been possessed or obtainable by the Company without unreasonable effort or expense.  All such questions have been answered to Purchaser’s satisfaction.

(b)                Purchaser understands that the Shares are being offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), or qualification under the California Corporate Securities Law of 1968, or under the laws of any other states, in reliance upon the exemptions from such registration and qualification requirements for non-public offerings.  Purchaser acknowledges and understands that the availability of the aforesaid exemptions depends in part upon the accuracy of certain of the representations, declarations and warranties made by Purchaser, and the information provided by Purchaser, in this Agreement,  Purchaser is making such representations, declarations and warranties, and is providing such information, with the intent that the same may be relied upon by the Company and its officers and directors in determining Purchaser’s suitability to acquire the Shares.  Purchaser understands and acknowledges that no federal, state or other agency has reviewed or endorsed the offering of the Shares or made any finding or determination as to the fairness of the offering or completeness of the information provided to Purchaser by the Company.

Purchase Agreement

(c)                Purchaser understands that the Shares may not be offered, sold, or transferred in any manner unless subsequently registered under the Act, or unless there is an exemption from such registration available for such offer, sale or transfer.

(d)                Purchaser has such knowledge and experience in financial and business matters to enable Purchaser to utilize the information provided or otherwise made available to Purchaser by the Company to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision.

(e)                Purchaser is acquiring the Shares solely for Purchaser’s own account and for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares other than pursuant to an effective registration statement under the Act or unless there is an exemption from such registration available for such offer, sale or transfer, such as SEC Rule 144.

(f)                 Purchaser is an “accredited investor,” as such term is defined in Regulation D promulgated under the Act.

(g)                Information provided to Purchaser by the Company include matters that may be considered “forward looking” statements within the meaning of Section 27(a) of the Act and Section 21(e) of the Exchange Act, which statements Purchaser acknowledges and agrees are not guarantees of future performance and involve a number of risks and uncertainties, and with respect to which the Company makes no representations or warranties.  Purchaser understands that the level of disclosure provided by the Company is less than that which would be provided in a securities offering registered under the Act in reliance on the sophistication and investment experience of Purchaser.

3.                    Accredited Investor Qualification.  Purchaser represents that Purchaser qualifies as an “accredited investor” under Regulation D, promulgated under the Act, in the following manner.  (Please check or initial all that apply to verify that you qualify as an “accredited investor.”)

X (a)	Purchaser is a natural person whose net worth, or joint net worth with spouse, at the date of purchase exceeds $1,000,000 (not including the value of Purchaser’s principal residence and excluding mortgage debt secured by Purchaser’s principal residence up to the estimated fair market value of the home, except that any mortgage debt incurred by you within 60 days prior to the date of this Agreement shall not be excluded from the determination of your net worth unless such mortgage debt was incurred to acquire the residence).

Purchase Agreement

X (b)	Purchaser is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the past two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year.

X (c)	Purchaser is a natural person whose joint gross income with spouse exceeded $300,000 in each of the past two calendar years, and who reasonably expects joint gross income with spouse exceeding $300,000 in the current calendar year.

X (d)	Purchaser is an executive officer of the Company.

4.                   Miscellaneous.

(a)                This Agreement shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of California, as such laws are applied to contracts by and among residents of California, and which are to be performed wholly within California.

(b)                The representations and warranties set forth herein shall survive the sale of Shares to Purchaser.

(c)                Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(d)                Any notice, demand or other communication that any party hereto may be required, or may elect, to give shall be sufficiently given if (i) deposited, postage prepaid, in the United States mail addressed to such address as may be specified under this Agreement, (ii) delivered personally at such address, (iii) delivered to such address by air courier delivery service, or (iv) delivered by electronic mail (email) to such electronic mail address as may be specified under this Agreement.  The address for notice to the Company is:  230 Constitution Drive, Menlo Park, California 94025, attention:  Chief Financial Officer; email; rpeabody@biotimemail.com.  The address for notice of Purchaser is shown in Section 5.  Either party may change its address for notice by giving the other party notice of a new address in the manner provided in this Agreement.  Any notice sent by mail shall be deemed given three days after being deposited in the United States mail, postage paid, and addressed as provided in this Agreement.

Purchase Agreement

(e)                This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

(f)                 Except as otherwise provided herein, the Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(g)                This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except for those stated or referred to herein.

(h)                This Agreement is not transferable or assignable by the undersigned.

5.                    Purchaser Information.

(a)	Address: ___________________________________________________

(b)	email: ______________________________________________________

(c)	Telephone: (______)___________________________________________

(d)	Social Security Number: ________________________________________
or Taxpayer Identification Number:  ________________________________

(e)	State of Residence_____________________________________________

WITNESS WHEREOF, the undersigned has entered into this Agreement and hereby agrees to purchase Shares for the price stated above and upon the terms and conditions set forth herein.

Dated: June 12, 2014

s/Pedro Lichtinger
Pedro Lichtinger

Purchase Agreement

ACCEPTANCE BY COMPANY

The Company hereby agrees to sell to the Purchaser the Shares referenced above in reliance upon all the representations, warranties, terms and conditions contained in this Agreement.

IN WITNESS WHEREOF, the undersigned, on behalf of the Company, has executed this acceptance as of the date set forth below.

Dated: June 12, 2014	ASTERIAS BIOTHERAPEUTICS, INC.

	By:	R.W. Peabody

	Title:	Chief Financial Officer

Purchase Agreement